Supplement dated February 4, 2011 to the prospectuses listed below, as supplemented

Fund	Prospectus Material Number	Effective Date

Columbia Absolute Return Currency and Income Fund	S-6502-99 J	12/30/2010
Columbia Floating Rate Fund	S-6501-99 G	09/27/2010
Columbia Inflation Protected Securities Fund	S-6280-99 J	09/27/2010
Columbia Limited Duration Credit Fund	S-6265-99 K	09/27/2010

The portion of the section entitled Class A Shares — Front-End Sales Charge — Breakpoint Schedule that pertains to each of the above-named Funds on page S.10 of the prospectus is hereby replaced with the following information:

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

				Amount
				retained by
			Sales	or paid to
		Sales	charge	selling
		charge	as a	and/or
		as a	% of the	servicing
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Floating Rate Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Inflation Protected Securities Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
RiverSource Intermediate Tax-Exempt Fund,	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund and	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)
RiverSource Short Duration U.S. Government Fund

S-6502-5A (2/11)